LOGO: SCUDDER INVESTMENTS

Semiannual report to
contract holders for the six months
ended June 30, 2001

Semiannual report

For contract holders of Scudder Passport

Scudder Variable Series

This report must be preceded or accompanied by the current prospectus.

Scudder Passport is a variable and market value-adjusted deferred annuity contract (policy form series L-1600), issued by Kemper Investors Life Insurance Company. Securities are distributed by Investors Brokerage Services, Inc., located at 1600 McConnor Parkway, Schaumburg, IL 60196. Scudder Passport is not available in all states. The contract contains limitations. Policy forms may vary per state.

Investment Manager:

Zurich Scudder Investments, Inc.
222 South Riverside Plaza
Chicago, IL 60606
Tel (800) 78-1482

LOGO: RECYCLED PAPER	Printed in the U.S.A.	PAS2-3 (8/31/01) 13445

LOGO: ZURICH LIFE		[POSTAGE PAID MARK]

1600 McConnor Parkway
Schaumburg, IL 60196-6801